UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)

July 7, 2006
____________________________

CYBER MERCHANTS EXCHANGE, INC.
(Exact name of registrant as specified in charter)

California
(State or other Jurisdiction of Incorporation or Organization)

001-15643 (Commission File Number)		95-4597370 (IRS Employer Identification No.)
936A Beachland Boulevard, Suite 13 Vero Beach, FL 32963 (Address of Principal Executive Offices and zip code)

(772) 231-7544
(Registrant's telephone
number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Cyber Merchants Exchange, Inc. (“Cyber”) and Prime Fortune Enterprises Limited and its subsidiaries (collectively, “InfoSmart Group”) to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe Cyber’s and InfoSmart Group’s future plans, strategies and expectations, are generally identifiable by use of the words "may," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Cyber’s and InfoSmart Group’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Cyber undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Section 1 - Registrants’ Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Effective July 7, 2006, Cyber Merchants Exchange, Inc., a California corporation ("Cyber"), entered into an Exchange Agreement (“Exchange Agreement”) with KI Equity Partners II, LLC, a Delaware limited liability company (“KI Equity”), Prime Fortune Enterprises Limited, an international business company incorporated in the British Virgin Islands ("Prime"), and each of the equity owners of Prime (the “Prime Shareholders”). Under the terms of the Exchange Agreement, Cyber will, at closing of the exchange transaction (“Closing”), acquire all of the outstanding capital stock and ownership interests of Prime (the “Interests”) from the Prime Shareholders, and the Prime Shareholders will transfer and contribute all of their Interests to Cyber. In exchange, Cyber will issue to the Prime Shareholders 1,000,000 shares of Series A Convertible Preferred Stock, no par value per share, of Cyber ("Series A Preferred Shares"), which shall be convertible into 116,721,360 shares of Cyber’s common stock (“Conversion Shares”). A copy of the Exchange Agreement is included as Exhibit 2.1 to this Current Report and is hereby incorporated by this reference. All references to the Exchange Agreement and other exhibits to this Current Report are qualified, in their entirety, by the text of such exhibits.

Prime owns all of the capital stock of Infosmart Group, Limited, a company incorporated in the British Virgin Islands (“InfoSmart”). InfoSmart beneficially owns 100% of the issued and outstanding capital stock of both: (i) Info Smart Technology Limited, a company incorporated under the laws of Hong Kong (“IS Technology”); and (ii) Info Smart International Enterprises Limited, a company incorporated under the laws of Hong Kong (“IS International”). IS Technology owns all of the issued and outstanding capital stock of Infoscience Media Limited, a company incorporated under the laws of Hong Kong (“IS Media”). IS Media owns 99.42% of the issued and outstanding capital stock of Discobras Industria E Comercio de Electro Eletronica Limiteda, a company incorporated under the laws of Brazil (“Discobras”). Prime, Infosmart, IS International, IS Technology, IS Media and Discobras shall be referred to herein collectively as "InfoSmart Group." InfoSmart Group is engaged in the business of development, manufacturing, marketing and sales of recordable DVD media.

In connection with the execution of the Exchange Agreement, Cyber, InfoSmart, IS Technology, IS International and IS Media entered into a Guarantee and Assumption Agreement (“Guarantee Agreement”), under which InfoSmart, IS Technology, IS International and IS Media have agreed to be jointly and severally liable with Prime and the Prime Shareholders for each and every obligation and liability of Prime and the Prime Shareholders under the Exchange Agreement as if it were a party to the Exchange Agreement. A copy of the Guarantee Agreement is included as Exhibit 2.2 to this Current Report and is hereby incorporated by this reference.

Following completion of the exchange transaction (the “Exchange”), Prime will become a wholly-owned subsidiary of Cyber.

The consummation of the Exchange is contingent on a minimum of $7,000,000 (or such lesser amount as mutually agreed to by Prime and the placement agent) being subscribed for, and funded into escrow, by certain accredited and institutional investors (“Investors”) for the purchase of shares of Series B Convertible Preferred Stock (“Series B Preferred Shares”) of Cyber promptly after the closing of the Exchange under terms and conditions approved by Cyber’s board of directors immediately following the Exchange (“Financing”). The closing of the Financing will be contingent on the closing of the Exchange, and the Exchange will be contingent on the closing of the Financing.

No assurances can be given that the Financing or the Exchange will be completed. Further, in the event the Financing is completed, there can be no assurance that that the gross proceeds will be at least $7,000,000. For purposes of this Report, it is assumed that the Financing will be completed with gross proceeds of $10,000,000, the maximum amount under the Financing.

The issuance of the Series A Preferred Shares to the Prime Shareholders and, upon conversion, the shares of Cyber’s common stock underlying the Series A Preferred Shares, is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Regulation S promulgated thereunder. The issuance of the Series B Preferred Shares to Investors is intended to be exempt from registration under the Securities Act pursuant to Section 4(2) thereof and such other available exemptions. As such, the Series A Preferred Shares and the Series B Preferred Shares, and upon conversion thereof, Cyber’s common stock, may not be offered or sold in the United States unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. No registration statement covering these securities has been or is expected to be filed with the United States Securities and Exchange Commission (“SEC” or “Commission”) or with any state securities commission in respect of the Exchange or the Financing. However, as a condition to the Financing, it is expected that Cyber will agree to register for public re-sale the shares of Cyber’s common stock underlying the Series B Preferred Shares issued to the Investors in the Financing. In addition, Cyber has agreed to register for public re-sale after the Exchange: (i) 2,000,000 shares of Cyber’s common stock which are currently outstanding and have been granted piggyback registration rights, (ii) 7,104,160 shares of Cyber’s common stock currently held by KI Equity which do not have piggyback registration rights, (iii) the Gateway Shares (as defined below), (iv) approximately 6,484,519 shares of Cyber’s common stock underlying Series A Preferred Shares to be issued to Hamptons Investment Group Limited (“HIG”) immediately prior to the closing of the Exchange, and (v) 134,100 shares of Cyber’s common stock issued to Richardson & Patel LLP after Closing for legal services rendered to Prime in connection with the Exchange and Financing.

Cyber is presently authorized under its Articles of Incorporation to issue 40,000,000 shares of common stock, no par value per share, and 10,000,000 shares of preferred stock, no par value per share. Of the 10,000,000 shares of preferred stock authorized, 1,200,000 shares will be designated as Series A Convertible Preferred Stock pursuant to a Certificate of Determination (“Series A Certificate of Determination”), which is to be approved by Cyber’s board of directors, and filed with and accepted by, the Secretary of State of the State of California prior to the closing of the exchange transaction.

As of the date of this Report, Cyber has 10,119,040 shares of its common stock issued and outstanding, and no shares of preferred stock issued and outstanding. However, subject to the completion of the Exchange, Cyber will issue 2,850,000 shares of Cyber’s common stock to Worldwide Gateway Co., Ltd. (“Gateway”) immediately prior to the Closing for Gateway’s services as a consultant to Cyber connection with the Exchange (“Gateway Shares”). Accordingly, for purposes of this Report, all references to Cyber’s outstanding common stock and Cyber’s shareholders will include the Gateway Shares and Gateway, respectively.

Under the terms of the Exchange Agreement, all of the outstanding Interests of Prime will be exchanged for 1,000,000 Series A Preferred Shares of Cyber. Each Series A Preferred Share will be convertible into 116.721360 shares of Cyber’s common stock (the “Conversion Rate”). The Series A Preferred Shares will immediately and automatically be converted into shares of Cyber’s common stock (the “Mandatory Conversion”) upon the approval by a majority of Cyber’s stockholders (voting together on an as-converted-to-common-stock basis), following the exchange transaction, of an increase in the number of authorized shares of Cyber’s common stock from 40,000,000 shares to 300,000,000 shares and a change of Cyber’s corporate name (collectively, the “Corporate Actions”). KI Equity and the Prime Shareholders will enter into a voting agreement (“Voting Agreement”) to vote their Cyber shares in favor of the Corporate Actions.

The holders of Series A and Series B Preferred Shares will be entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. Each Series A and Series B Preferred Share will carry a number of votes equal to the number of shares of common stock issuable upon conversion based on the then applicable conversion rate. As such, immediately following the exchange transaction, the Prime Shareholders together with the Investors (assuming gross proceeds from the Financing of $10,000,000) will own 92.3% of the total combined voting power of all classes of Cyber’s outstanding stock entitled to vote.

Accordingly, upon completion of the Exchange and the Financing (assuming gross proceeds from the Financing of $10,000,000), the Prime Shareholders (including HIG) will own 1,000,000 Series A Preferred Shares (equivalent to 116,721,360 shares of Cyber’s common stock on an as-converted basis), the Investors will receive Series B Preferred Shares convertible into approximately 38,314,177 shares of Cyber’s common stock, and the current Cyber stockholders (including Gateway) will own 12,969,040 shares of Cyber’s common stock. Upon the mandatory conversion of the Series A Preferred Shares, the Prime Shareholders together with the Investors (assuming the Investors elect to convert all of their Series B Preferred Shares) will own approximately 92.3% of the total outstanding shares of Cyber’s common stock, and the current Cyber stockholders will own approximately 7.7% of the total outstanding shares of Cyber’s common stock.

Effective as of the closing of the exchange transaction, and subject to applicable regulatory requirements, including the preparation, filing and distribution to the Cyber stockholders of a Schedule 14(f)-1 Notice to Stockholders at least ten (10) days prior to the Closing, the existing officers and directors of Cyber will resign, and the newly-appointed directors of Cyber will consist of three members of InfoSmart’s current management, Kwok Chung (InfoSmart’s current Chief Executive Officer), Pauline Sze (InfoSmart’s current Chief Financial Officer) and Andrew Chang (InfoSmart’s current Director) (collectively, the “Management Directors”), and one independent director to be designated by KI Equity to serve as a director for the one year period following Closing (“KI Equity Director”). The Management Directors will also have the right to appoint three person as independent directors, however, these board positions are expected to be filled following the Closing. The Voting Agreement will require KI Equity and the Prime Shareholders to vote their Cyber shares for the above director designees.

Prime has also agreed that, within 90 days following the Closing, Cyber’s board of directors will satisfy the independence, audit and compensation committee and other corporate governance requirements under the Sarbanes-Oxley Act of 2002 (the "SOX Act"), the rules and regulations promulgated by the SEC, and the requirements of either NASDAQ or American Stock Exchange (“AMEX”) as selected by Cyber, whether or not Cyber’s common stock is listed or quoted, or qualifies for listing or quotation, on such national exchanges.

Additional information concerning the Management Directors and KI Equity Director who will serve as Cyber’s directors following the Closing will be included in the Schedule 14(f)-1 Notice to Stockholders which will be filed with the SEC and mailed to stockholders at least ten (10) days prior to the closing of the exchange transaction.

At or prior to the Closing, pursuant to the terms of the Exchange Agreement, Cyber will also enter into a certain financial advisory agreement with Keating Securities, LLC (“Keating Securities”), a registered broker-dealer, under which Keating Securities will be compensated by Cyber for its advisory services rendered to Cyber in connection with the exchange transaction. The transaction advisory fee will be $450,000. This fee shall be paid in full at the closing of the exchange transaction.

Cyber’s completion of the transactions contemplated under the Exchange Agreement are subject to the satisfaction of certain contingencies including, without limitation, the delivery of U.S. GAAP audited annual, interim reviewed and pro forma financial information of InfoSmart Group (on a consolidated basis) acceptable to Cyber, compliance with regulatory requirements, the completion of the Financing, and the filing of certificates of determination for the Series A and Series B Preferred Shares with and acceptance by the Secretary of State of the State of California. Consummation of the exchange transaction is also conditioned upon, among other things: (i) execution by KI Equity and the Prime Stockholders of the Voting Agreement; (ii) continued quotation of Cyber’s common stock on the NASD Over-the-Counter Electronic Bulletin Board (“OTC BB”); (iii) receipt of all required licenses, permits, certificates and approvals by the government authorities; (iv) delivery of legal opinions from InfoSmart’s British Virgin Islands and Hong Kong legal counsels satisfactory to Cyber, and (v) execution of an aftermarket support agreement between Cyber and Keating Aftermarket Support, LLC (“KAMS”), with such terms and conditions as mutually acceptable to Prime, Cyber and KAMS.

The directors of Cyber have approved the Exchange Agreement, the Guarantee Agreement, and the transactions contemplated under the Exchange Agreement. The directors of Prime have approved the Exchange Agreement and the transactions contemplated thereunder. The directors of Infosmart, IS International, IS Technology and IS Media have approved the Guarantee Agreement.

The parties expect the closing of the transactions under the Exchange Agreement and the Financing to occur on or about August 31, 2006. However, there can be no assurances that the exchange transaction or the Financing will be completed.

The Exchange Agreement may be terminated as follows: (i) by mutual written consent, (ii) by either party if the exchange transaction is not consummated by August 31, 2006 , (iii) by either party if the exchange transaction is prohibited by issuance of an order, decree or ruling, and (iv) by either party if the other is in material breach of any representation, warranty, covenant or agreement.

Kevin R. Keating is the father of Timothy J. Keating, the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KI Equity, which is the majority stockholder of Cyber, Keating Securities, LLC, the registered broker-dealer affiliate of Keating Investments, LLC, and KAMS. Kevin R. Keating is not affiliated with and has no equity interest in Keating Investments, LLC, KI Equity, KAMS or Keating Securities, LLC and disclaims any beneficial interest in the shares of Cyber’s common stock owned by KI Equity. Similarly, Keating Investments, LLC, KI Equity, KAMS and Keating Securities, LLC disclaim any beneficial interest in the shares of Cyber’s common stock currently owned by Kevin R. Keating.

Business of Cyber

Cyber is currently a shell company with nominal assets whose sole business has been to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction could be negotiated and completed pursuant to which Cyber would acquire a target company with an operating business with the intent of continuing the acquired company’s business as a publicly held entity.

Business of InfoSmart Group

InfoSmart Group started in the recordable digital versatile disks (“DVDRs”) manufacturing business with the establishment of IS Technology. Founded in Hong Kong in August of 2002, IS Technology was the first company in Hong Kong to manufacture DVDRs. With the growth in DVDR demand, the initial shareholders of IS Technology took in other shareholders to form two other companies, IS International and IS Media, to produce DVDRs. These three companies form InfoSmart Group’s main operational business. InfoSmart Group currently manufactures 8x and 16x discs, and is preparing to launch production of new optical storage media, namely, writable high density DVDR discs. InfoSmart Group currently has customers in Western Europe and Australia. In an effort to enter the South American market, InfoSmart Group is establishing a sales and distribution network and a production facility in Brazil through its Discobras subsidiary.

The business of InfoSmart Group involves a number of risks and uncertainties that could cause the actual results of either company to differ materially from those estimated by management from time to time. Potential risks and uncertainties, include, but are not limited to, such factors as fluctuations in demand for InfoSmart’s products, InfoSmart Group’s cost of manufacturing and raw materials, conditions and trends in the retail market, additions or departures of key personnel, Info Smart Group’s ability to attract and maintain customers and strategic business relationships, InfoSmart Group’s ability to develop and/or license existing and new technologies for the manufacture of its products, the impact of competitive products and pricing, growth in target markets, the adequacy of InfoSmart Group’s liquidity and financial strength to support its growth, and other information that may be detailed from time to time in Cyber’s filings with the United States Securities and Exchange Commission should the exchange transaction contemplated by the Exchange Agreement be completed.

Item 3.02  Unregistered Sales of Equity Securities.

See Item 1.01, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1	Exchange Agreement by and among Cyber, KI Equity, Prime and the Prime Shareholders dated July 7, 2006 *.

2.2	Guarantee and Assumption Agreement by and among Cyber, Infosmart, IS International, IS Technology and IS Media dated July 7, 2006.

* The schedules to this document are not being filed herewith.  Cyber agrees to furnish supplementally a copy of any such schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Cyber Merchants Exchange, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyber Merchants Exchange, Inc.

Date: July 12, 2006	By:	/s/ Kevin R. Keating
Kevin R. Keating, President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Exchange Agreement by and among Cyber, KI Equity, Prime and the Prime Shareholders dated July 7, 2006.

2.2	Guarantee and Assumption Agreement by and among Cyber, Infosmart, IS International, IS Technology and IS Media dated July 7, 2006.